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       AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JUNE 26, 1998

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                         SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C. 20549


                                      FORM 8-K


                                   CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF THE
                          SECURITIES EXCHANGE ACT OF 1934

          Date of report (Date of earliest event reported):  June 22, 1998

                                  DSP GROUP, INC.
               (Exact Name of Registrant as Specified in Its Charter)

                                      DELAWARE
                   (State or Other Jurisdiction of Incorporation)


                 0-23006                                94-2683643
        (Commission File Number)           (I.R.S. Employer Identification No.)


  3120 SCOTT BOULEVARD, SANTA CLARA, CA                    95054
(Address of Principal Executive Offices)                (Zip Code)

                                     408/986-4300
                 (Registrant's Telephone Number, Including Area Code)

                                   With a copy to:
                                Bruce Alan Mann, Esq.
                               Morrison & Foerster LLP
                                  425 Market Street
                               San Francisco, CA 94105

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Item 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

          On June 11, 1998, the Board of Directors of DSP Group, Inc. (the "Company") approved a resolution to replace Almagor & Co. ("Almagor") and appoint Kost Levary & Forer ("Kost"), a member of Ernst & Young International, as independent auditors of DSP Semiconductors, Ltd. ("DSP Semi"), a wholly-owned subsidiary of the Company for the fiscal year ending December 31, 1998, effective as of July 1, 1998. The Board of Directors believed it to be in the best interests of the Company to facilitate the audit of its consolidated companies, due to the recent restructuring in the Company's sales and operations activities, by appointing an accounting firm for DSP Semi that is a member firm of Ernst & Young International.

          On June 22, 1998, the Company's management notified Almagor of its replacement. On June 22, 1998, the Company engaged Kost as the independent auditors for DSP Semi.

          In connection with the audit of DSP Semi's financial statements for the fiscal year ended December 31, 1997, there were no disagreements with Almagor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Almagor, would have caused them to make reference to the subject matter of the disagreements in their report. Almagor's report on DSP Semi's financial statements for the fiscal year ended December 31, 1997 does not contain an adverse opinion or disclaimer of opinion nor were the reports qualified or modified as to uncertainty, audit scope or accounting principles.

          A letter from Almagor addressed to the Securities and Exchange Commission stating that Almagor agrees with the Company's response to this Item is filed as an Exhibit hereto.

Item 7.   EXHIBITS

Exhibit No.                   Description
-----------                   -----------

16.1                          Letter from Almagor & Co.


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                                      SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   DSP GROUP, INC.




Date:   June 23, 1998              By:  /s/ ELIYAHU AYALON
                                        ------------------
                                        Eliyahu Ayalon
                                        President, Chief Executive Officer
                                        and Director


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